UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2006

B of I HOLDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51201	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12777 High Bluff Drive, Suite 100, San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 350-6200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

TABLE OF CONTENTS

Item 7.01: Regulation FD Disclosure

SIGNATURE

Item 7.01 Regulation FD Disclosure.

BofI Holding, Inc. (the “Registrant”) is presenting a slide show at American Community Bankers’ Community Bank Investor Conference – Westin New York at Times Square, New York, NY on May 4, 2006 at 10:45 AM. A copy of the information in the slide show is attached below and is incorporated herein by reference. This Form 8-K and the information attached below shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Registrant that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Registrant or any of its affiliates. The information in the materials is presented as of April 26, 2006, and the Registrant does not assume any obligation to update such information in the future.

Safe Harbor Statement

Statements contained in the slide show presentation that state expectations or predictions about the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act and the Exchange Act. The Registrant’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include “Risk Factors” and the other factors appearing in the documents that the Registrant has filed with the Securities and Exchange Commission.

Set forth below, are the presentation materials:

BANK OF INTERNET USA

BofI.com

# Corporate Presentation

ACB New York Investor Conference May 4, 2006

Safe Harbor
Statements contained in the slide show presentation
that state expectations or predictions about the future
are forward-looking statements intended to be
covered by the safe harbor provisions of the Securities
Act and the Exchange Act. The Registrant’s actual
results could differ materially from those projected in
such forward-looking statements. Factors that could
affect those results include “Risk Factors” and the
other factors appearing in the documents that the
Registrant has filed with the Securities and Exchange
Commission.

Equity Snapshot
Exchange/Symbol: NASDAQ/BOFI
Price (4/13/2006): $7.68
Shares Outstanding: 8.38 M
Market Capitalization: $64.39 M
BV Per Share (12/31/05 - mrq)
$7.61
Price/Book (4/13/06 price/mrq) : 1.01X
Total Assets (12/31/05 - mrq): $681.50 M
Publicly traded since: March 15, 2005
Price/Earnings (4/13/06 price/ttm)
20.87X

Corporate Overview
To be the premier low-cost operator in the
consumer financial services industry
MISSION STATEMENT
• Federally charted savings bank
• Regulated by the Office of Thrift
Supervision
• Deposits insured by the Federal
Deposit Insurance Corporation
BofI Holding, Inc.
BofI Trust 1
(Trust Preferred)
Bank of
Internet USA
BANK OF INTERNET USA

Investment Highlights
The Internet creates an opportunity for a more
efficient banking model
BofI has a unique, low-cost and scalable
operating model
Proprietary software and technology
Strong record of growth and profitability
Portfolio of high quality assets nationwide
Attractive valuation – book value

Equals “The efficiency of wholesale deposits--- the stability of retail deposits” 6

BANK OF INTERNET USA
BofI.com

**Airlines**

Delta
UNITED
AmericanAirlines

→

SOUTHWEST
jetBlue AIRWAYS

**Retailing**

SEARS
SAFEWAY
Federated DEPARTMENT STORES, INC.

→

WAL★MART
TARGET
COSTCO WHOLESALE

**Banking**

Bank of America
citibank
CHASE

→

BANK OF INTERNET USA
BofI.com

Mature Industries Evolving to Lowest Cost Producers 7

73
62
98
111
99
78
126
41
44
41
58
148
45
39
49
52
0
50
100
150
Dec-02 Dec-03 Dec-04 Dec-05
ING Bank, FSB ($53.1B) E*Trade Bank ($33.0B)
Net Bank ($4.8B) Bank of Internet ($0.7B)
8
Comparison of Efficiency Ratios*
Bank
Industry
Average: 57
Source:  FDIC, “Statistics on Depository Institutions – For Each Calendar Year.” Data does not include holding companies.
* Efficiency ratio = non-interest expense as a percentage of net interest income plus non-interest income

Common-sized income statement comparison
BofI generates higher earnings through lower costs
Income Statement Comparison
Bank of All S&Ls- Assets
Internet USA (1) $500 Mil - $1 Bil ING Bank NetBank
(In basis points on average assets)
Income:
Interest income 460 517 419 524
Interest expense 293 212 283 274
Net interest income 167 305 136 250
Fees and other income 18 61 2 100
        Subtotal - Income 185 366 138 350
Operating overhead:
Personnel
37 139 20 253
Premises & equipment 15 40 9 95
Other G & A 21 63 27 201
Loan loss provision 6 11 4 23
         Subtotal - Overhead 79 253 60 572
Pre-tax operating earnings
106 113 78 -222
Securities gains 4 7 2 235
Pre-tax earnings 110 120 80 13
Source: FDIC - Statistics on Depository Institutions – Year ended 12/31/2005.
(1) Excludes operating income and expense of BofI Holding, Inc. Holding company data is also not included in competitor information.

BANK OF INTERNET USA BofI.com

BANK
OF INTERNET USA
BofI.com

• Outsource core banking
system
• Proprietary CRM and
fraud control
• No legacy systems
Building Blocks for
Successful Execution
COST EFFECTIVE PROCESS
• Assembly-line simplicity
• Streamlined deposit &
loan approval
• Real-time customer
information
SCALABLE TECHNOLOGY
• Superior risk management
• Quality underwriting
• Intelligent product
selection
EXPERIENCED MANAGEMENT
• Self-service design
• Efficient automation
• Minimal manual
intervention
AUTOMATED SERVICE

$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
Annual Net Interest Income vs
Noninterest Expense
$218,000 $273,000                    $405,000               $609,000
2002 2003 2004 2005
Assets in Thousands
Net Interest
Income (in 000s)
Noninterest Expense
EXCLUDING SALARY & WAGES

For the Fiscal Years Ended June 30

$0
$5
$10
$15
$20
$25
Demonstrated Scalability
Assets per Employee at Fiscal Year End
(At Year Ends June 30, and at December 31, 2005)
(full-time equivalent employees)
(Dollars in millions)
Source:  FDIC
14 Employees
$0 Assets
27 Employees
$681M Assets
20 Employees
$273M Assets
2001                  2002                2003               2004 2005                  2005
June 30,                                                      December 31,
Bank Industry Average

BANK OF INTERNET USA
BofI.com

APARTMENT BANK.com
A Division of Bank of Internet USA

Banco de Internet
A Division of Bank of Internet USA

BROKER ADVANTAGE

SENIOR B OF I
A DIVISION OF BANK OF INTERNET USA

Consumer Focused
Product Strategy
Leverage third-party financial providers
Implemented U.S. Bank – ELAN Credit Card
Develop demographic-specific products and services:
Senior Bank Site – implemented January 2006
My RV Bank – to be implemented mid-2006
Banco de Internet – to be implemented
Affinity Marketing Strategy
Unique deposit compensation plan – to be implemented

4,524
6,367
9,569
13,653
19,827
0
10,000
20,000
2001 2002 2003 2004 2005
Total Number of Deposit Accounts
Strong Track Record of Growth
14
*
* At each fiscal year end June 30. Most recently, there were 21,149 accounts at 12/31/05, up
6.7% over fiscal year ended June 30, 2005.

$156.6
$217.6
$273.5
$405.0
$609.5
$0
$200
$400
$600
$800
$1,000
2001 2002 2003 2004 2005
Total Assets
($ in millions)
Strong Track Record of Growth
15
* At each fiscal year end June 30. Most recently, assets totaled $681.5 million at 12/31/05, up
11.8% from the fiscal year ended June 30, 2005.
*

$1,162
$3,497
$5,088
$6,530
$8,969
$0
$2,000
$4,000
$6,000
$8,000
$10,000
2001 2002 2003 2004 2005
Net Interest Income
($ in thousands)
Strong Track Record of Growth
16
* For each fiscal year ended June 30. For the six months ended 12/31/05 and 12/31/04, net interest income was $4.9 million and $4.3 million, respectively, up 14.0%.
*

$(1,082)
$1,020
$1,730
$2,175
$2,869
$(1,100)
$(100)
$900
$1,900
$2,900
$3,900
2001 2002 2003 2004 2005
Net Income
($ in thousands)
Strong Track Record of Growth
17
*
* For each fiscal year ended June 30. For the six months ended 12/31/05 and 12/31/04, net income was $1.6 million and $1.2 million, respectively, up 33.3%.

Multifamily mortgages – 71%
Single family mortgage – 13%
Commercial real estate loans – 2%
Mortgage-backed securities – 14%
FNMA, FHLMC, GNMA
Investment in High Quality Assets
2%
13%
14%
71%
Investments by Type
December 31, 2005

4%
5%
38%
9%
10%
6%
6%
7%
15%
California - Southern California - Northern Washington
Colorado Arizona Texas
Oregon Florida All other states
Geographic Breakdown
Mortgage Loans
As of December 31, 2005

History of Quality Assets
Since inception through
December 31, 2005, BOFI
has had no mortgage-loan:
Write-offs
Foreclosure sales
Restructurings
Three loans classified in five
year history
Loan portfolio is supported by
exceptional LTVs
Allowance for Loan Losses
$0
$500
$1,000
$1,500
Jun-01 Jun-02 Jun-03 Jun-04 Jun-05 Dec-05
0.00%
0.10%
0.20%
0.30%
0.40%
Allowance for loan loss Allowance as % of gross loans
Average Loan to Value (LTV) by Mortgage
Type: December 31, 2005
52.72%
46.53%
51.25%
62.02%
66.07%
48.49%
38.02%
51.98%
0%
10%
20%
30%
40%
50%
60%
70%
Single Family Multifamily Commercial Total
Average Median

Stable Deposit Base,
Managed Interest Rate Risk
More than 21,000 online deposit
customers
37% of accounts are checking and
savings (December 31, 2005)
57% of all checking and savings
accounts opened between July 1,
2002 and June 30, 2005 are still open
82% of all Senior checking accounts
opened between July 1, 2002 and
June 30, 2005 are still open
FHLB Advances -
Principally used as a
hedging vehicle
-
Weighted-average rate
of 3.77% and maturity of 26 months at
December 31, 2005
Mix of Funding
($ in millions)
December 31, 2005
$113.4
$73.4
$212.6
$205.6
Time deposits-
less $100k
Time deposits-
$100k+
Checking and
savings accounts
Advances from
FHLB
Liability Growth by Type
($ in Millions)
(At December 31, 2005)
$0
$100
$200
$300
$400
$500
$600
2001 2002 2003 2004 2005 Dec-05
($000)
Checking and savings Time deposits Advances from FHLB

Capital Structure
Initial Public Offering - March 2005
Added $31.3 million in equity and 3,052,174 common shares; 37%
of total shares outstanding of 8,193,906
Provides capital to grow bank
Dividends
No dividends paid on common shares
$6.6 million in convertible preferred with 6% dividend, after Dec.
2005, $1.5 million converted to common at $10.50 per share
Stock Options
Under FASB 123R start expensing stock options effective 7/1/05.
Operating results for the quarter and six-month periods ended
12/31/05 included stock option and stock grant expense of
$105,000 and $195,000, respectively.

Banking Environment Challenges
Maintain Net Interest Margin
Until the flat yield curve reverses, BofI net interest margins will narrow with asset growth. We believe the curve will become steeper over the next year.
BofI’s low cost structure, compared to traditional banks of similar asset size, allows profit with a smaller net interest margin and better opportunity to deploy excess capital
Risk Premiums and Competition for Mortgage Loans
Many mortgage lenders have relaxed credit standards
BofI’s low overhead loan origination structure reduces pressure to originate loans for portfolio and promotes selective purchases of whole loans and MBS
Real Estate Bubble? BofI Reduces Risk by:
No subprime lending
Low loan to value and geographic diversification

Quarterly Financial Data

YoY
% Chg
2004 2005
(fav / -unfav)
Net Income (000s) 514 750 46%
Diluted Earnings Per Share* 0.08 0.08 0%
Return on Avg Common Stockholders' Equity 6.30 4.14 -34%
Efficiency Ratio (1) 58.3 50.5 13%
Total Assets (000s) 513,108 $  681,492 $      33%
Loans Held For Investment (000s) 417,915 $  545,208 $      30%
Total Deposits (000s) 320,019 $  399,387 $      25%
Book Value Per Common Share 5.74 $        7.61 $           33%
(1) Non-interest expense divided by the sum of net interest income and non-interest income.
December 31,
For or At the Quarter Ended
* - Diluted EPS reduced by 3,052,174 shares issued in IPO
*

Selected Annual Financial Data
and BOFI Goals
For or At the Year Ended YoY
% Chg
2004 2005
(fav /-unfav)
Goals(2)
Net Income (000s) 2,175 $        2,869 $       32%
Diluted Earnings Per Share 0.39 $          0.40 $         3%
Return on Avg Common Stockholders' Equity 8.42% 6.73% -20% 10.00%
Efficiency Ratio (1) 49.47% 48.05% 3% 40.00%
Total Assets (000s) 405,039 $   609,508 $  50% $ 1 Billion
Loans Held For Investment (000s) 355,261 $   486,872 $  37%
Total Deposits (000s) 269,841 $   361,051 $  34%
Book Value Per Common Share 5.57 $          7.47 $         34%
(1) Non-interest expense divided by the sum of net interest income and non-interest income.
(2) By quarter ended June 30, 2007- rates are annualized.
June 30,

Growth Strategy
– Next 12 to 18 Months
Build Bank Size and Efficiency
Use IPO capital to grow to $1 billion
Improve efficiency ratio to 40% or lower
Improve ROE to 10% or greater
Expand Product Capabilities
Add key consumer loan product personnel
Expand online and back office systems
Test demographic branding
Leverage Growing Online Customer Base, Affiliations and
Nationwide Lending
Double online customers from 20K to 40K
In addition to residential mortgage lending, select specialty consumer financial product(s)
Expand marketing and cross selling opportunities

Experienced Management Team
Gary Lewis Evans
President and CEO
30 + years management experience in commercial and savings banking
Andrew Micheletti
Vice President and CFO
25 + years experience in financial management, accounting and auditing
Terry M. Harris
VP and Chief Credit Officer
25 + years experience in retail banking, consumer credit and residential lending
Michael J. Berengolts
VP and Chief Technology Officer
10 + years experience in technology and information systems management

Investment Highlights

The Internet creates an opportunity for a more
efficient banking model
BofI has a unique, low-cost and scalable
operating model
Proprietary software and technology
Strong record of growth and profitability
Portfolio of high quality assets nationwide
Attractive valuation – book value

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B of I HOLDING, INC.

Date: April 27, 2006	By:	/s/ Gary Lewis Evans
Gary Lewis Evans President and Chief Executive Officer